UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K/A
(First Amendment)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  January 26, 2010

Oreon Rental Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:           (661) 377-2911

3102 Maple Avenue, Suite 400, Dallas, Texas 75201
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 of the registrant’s Form 8-K dated January 26, 2010 and filed February 1, 2010 is hereby amended to read in its entirety as follows:

ITEM 4.01        Changes in Registrant’s Certifying Accountant.

On January 27, 2010, Alvaro Vollmers (“Vollmers”), the President of Oreon Rental Corporation, a Nevada corporation (“Oreon”), notified M&K CPAS, PLLC, independent registered public accounting firm (“M&K”), that Oreon had decided to dismiss M&K as its principal accountants. Vollmers was appointed President, Secretary and Treasurer of Oreon effective as of January 4, 2010, and made the decision to dismiss M&K as part of the change in management of Oreon. The decision to change accountants was recommended by Vollmers as the sole director of Oreon.

The reports of M&K on the consolidated financial statements of Oreon as of October 31, 2008, and for the period from inception to October 31, 2008, were prepared assuming Oreon would continue as a going concern.  However, M&K’s reports, and the Notes to each financial statement from inception through July 31, 2009 filed with the SEC, cited factors that raised substantial doubt regarding Oreon’s ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of this uncertainty.

In addition, because Oreon was not required to have, and M&K was not engaged to perform, an audit of its internal control over financial reporting, M&K expressed no opinion on the effectiveness of the Oreon’s internal control over financial reporting. M&K’s audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Oreon’s internal control over financial reporting. Accordingly, M&K expressed no such opinion.

During the period from inception to October 31, 2008 and 2009, and through January 27, 2010, Oreon had no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in its reports on Oreon’s consolidated financial statements for such periods.

On January 26, 2010, upon the approval and authorization of the sole director, Oreon engaged LBB & Associates Ltd., LLP (“LBB”) as Oreon’s principal accountants.  No consultations occurred between Oreon and LBB during the period from inception to October 31, 2008, during the fiscal year ended October 31, 2009, or through January 26, 2010 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on Oreon’s consolidated financial statements or either a written report was provided to Oreon or oral advice was provided that LBB  concluded was an important factor considered by Oreon in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event.

The letter from M&K to the Securities and Exchange Commission stated that M&K is in agreement with the statements contained this Form 8-K/A is attached hereto as Exhibit 16.1.

Item 9.01       Financial Statements and Exhibits.

Exhibit 16.1         Letter from M&K addressed to the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2010	OREON RENTAL CORPORATION

	By:	/s/ Alvaro Vollmers
President